Goodwill	12 Months Ended
Mar. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill

The following table summarizes changes in goodwill by segment for the periods indicated (in thousands):

	Crude Oil Logistics	Water Solutions	Liquids	Refined Products and Renewables	Total
	(in thousands)
Balances at March 31, 2016	$579,846	$290,915	$266,046	$51,127	$1,187,934
Revisions to acquisition accounting	—	(1,110)	—	—	(1,110)
Acquisitions	—	9,803	—	—	9,803
Adjustment to initial impairment estimate	—	124,662	—	—	124,662
Balances at March 31, 2017	579,846	424,270	266,046	51,127	1,321,289
Revisions to acquisition accounting (Note 4)	—	195	—	—	195
Impairment	—	—	(116,877)	—	(116,877)
Balances at March 31, 2018	$579,846	$424,465	$149,169	$51,127	$1,204,607

Fiscal Year 2018 Goodwill Impairment Assessment

Due to the decreased demand for natural gas liquid storage and resulting decline in revenues and earnings as compared to actual and projected results of prior and future periods, we tested the goodwill within our natural gas liquids salt cavern storage reporting unit (“Sawtooth reporting unit”), which is part of our Liquids segment, for impairment at September 30, 2017. We estimated the fair value of our Sawtooth reporting unit based on the income approach, also known as the discounted cash flow method, which utilizes the present value of future expected cash flows to estimate the fair value. The future cash flows of our Sawtooth reporting unit were projected based upon estimates as of the test date of future revenues, operating expenses and cash outflows necessary to support these cash flows, including working capital and maintenance capital expenditures. We also considered expectations regarding: (i) expected storage volumes, which are assumed to increase in the coming years due to increased production of natural gas liquids, (ii) expected propane and butane prices and (iii) expected rental fees. We assumed a 2% per year increase in commodity prices and a 4% increase in rental fees per year starting in April 2018, and held such prices and fees flat for periods in our model beyond our 2023 fiscal year. For expenses, we assumed an increase consistent with the increase in storage volumes, and maintenance capital was held flat throughout the model. The discount rate used in our discounted cash flow method was a risk adjusted weighted average cost of capital calculated as of September 30, 2017 of 12%. The discounted cash flow results indicated that the estimated fair value of our Sawtooth reporting unit was less than its carrying value by approximately 32% at September 30, 2017.

During the three months ended September 30, 2017, we recorded a goodwill impairment charge of $116.9 million, which was recorded within (gain) loss on disposal or impairment of assets, net, in our consolidated statement of operations. At September 30, 2017, our Sawtooth reporting unit had a goodwill balance of $66.2 million.

In Note 15, we discuss a transaction in which we formed a joint venture which included our Sawtooth salt dome storage facility. As a result of this transaction, we tested the goodwill of our Sawtooth reporting unit, immediately prior to the closing of this transaction, for impairment. As of March 30, 2018, our Sawtooth reporting unit had a goodwill balance of $66.2 million. Similar to the analysis we performed as of September 30, 2017, as discussed above, we estimated the fair value of our Sawtooth reporting unit based on the income approach, also known as the discounted cash flow method, which utilizes the present value of future expected cash flows to estimate the fair value. The future cash flows of our Sawtooth reporting unit were projected based upon estimates as of the test date of future revenues, operating expenses and cash outflows necessary to support these cash flows, including working capital and maintenance capital expenditures. We also considered expectations regarding: (i) expected storage volumes, which are assumed to increase in the coming years due to increased production of natural gas liquids, (ii) expected propane and butane prices and (iii) expected rental fees. We assumed a 2% per year increase in commodity prices and a 4% increase in rental fees per year starting in April 2018, and held such prices and fees flat for periods in our model beyond our 2023 fiscal year. For expenses, we assumed an increase consistent with the increase in storage volumes, and maintenance capital was held flat throughout the model. The discount rate used in our discounted cash flow method was a risk adjusted weighted average cost of capital calculated as of March 30, 2018 of 12.4%. The discounted cash flow results indicated that the estimated fair value of our Sawtooth reporting unit was greater than its carrying value by approximately 2% at March 30, 2018.

Our estimated fair value is predicated upon management’s assumption of the growth in the production of natural gas liquids and the decline in the use of railcars to store natural gas liquids. We used these assumptions to estimate the demand for storage at our facility and the revenue generated by customers reserving capacity at our facility. Due to the current volatility in commodity prices and the excess railcars currently in the market, we believe it is reasonably possible that the need for underground storage we estimate in our model does not materialize, such that our estimate of fair value could change and result in further impairment of the goodwill in our Sawtooth reporting unit.

We performed a qualitative assessment as of January 1, 2018 to determine whether it was more likely than not that the fair value of each reporting unit was greater than the carrying value of the reporting unit. Based on these qualitative assessments, we determined that the fair value of each of these reporting units was more likely than not greater than the carrying value of the reporting units.

Fiscal Year 2017 Goodwill Impairment Assessment

We performed a qualitative assessment as of January 1, 2017 to determine whether it was more likely than not that the fair value of each reporting unit was greater than the carrying value of the reporting unit. Based on these qualitative assessments, we determined that the fair value of each of these reporting units was more likely than not greater than the carrying value of the reporting units.

Fiscal Year 2016 Goodwill Impairment Assessment

Due to the continued decline in crude oil prices and crude oil production, we tested the goodwill within our Water Solutions reporting unit for impairment at December 31, 2015. At December 31, 2015, our Water Solutions reporting unit had a goodwill balance of $660.8 million. We estimated the fair value of our Water Solutions reporting unit based on the income approach, also known as the discounted cash flow method, which utilizes the present value of cash flows to estimate the fair value. The future cash flows of our Water Solutions reporting unit were projected based upon estimates as of the test date of future revenues, operating expenses and cash outflows necessary to support these cash flows, including working capital and maintenance capital expenditures. We also considered expectations regarding: (i) expected disposal volumes, which have continued in spite of the lower crude oil price environment as oilfield producers have focused on their most productive properties and have continued to deliver disposal volumes to our facilities, and (ii) the crude oil price environment as reflected in crude oil forward prices as of the test date. In performing the discounted cash flow analysis, we utilized reports issued by independent third parties projecting crude oil prices through 2018. We assumed an approximate $1/barrel increase each quarter for the periods beyond those represented in the reports, with crude oil reaching $65/barrel by the fourth quarter of 2021. We used a price of $32/barrel for the fourth quarter of 2016, the starting point of our cash flow projections. We kept prices constant at $65/barrel for periods in our model beyond 2021. Consistent with observed disposal volume trends, the disposal volumes were based on an expectation of a certain amount of production returning at certain crude oil price levels. For expenses, we assumed an increase consistent with the increase in disposal volumes. The discount rate used in our discounted cash flow method was calculated by using the average of the range of discount rates from a recent water solutions transaction similar in size to our Water Solutions reporting unit. The discounted cash flow results indicated that the estimated fair value of our Water Solutions reporting unit was greater than its carrying value by approximately 9% at December 31, 2015.

As a result of the continued decline in crude oil production, its continued adverse impact on our Water Solutions reporting unit and the completion of our annual budget process we decided to test the goodwill within our Water Solutions reporting unit for impairment as of March 31, 2016 as it was more likely than not that the fair value of our Water Solutions reporting unit was less than the carrying amount. Similar to the testing performed as of December 31, 2015, fair value of the Water Solutions reporting unit was based on the income approach, which utilizes the present value of cash flows to estimate the fair value. We utilized the same pricing, expense and discount rate assumptions in our current model as described above but adjusted our expected water volumes and percentage recovered hydrocarbons to match what we have budgeted for our fiscal year 2017. Volumes budgeted for fiscal year 2017 were heavily influenced by the reporting unit’s operating results from the fourth quarter of fiscal year 2016. We utilized the same assumptions related to anticipated volume growth as above. The discounted cash flow results indicated that the estimated fair value of our Water Solutions reporting unit was less than its carrying value by approximately 11% at March 31, 2016.

During the year ended March 31, 2016, we recorded an estimated goodwill impairment charge of $380.2 million, which was recorded within (gain) loss on disposal or impairment of assets, net in our consolidated statements of operations. This was an initial estimate pending the completion of valuation work being performed for us by a third party valuation firm. At March 31, 2016, our Water Solutions reporting unit had a goodwill balance of $290.9 million.

During the three months ended June 30, 2016, we finalized our goodwill impairment analysis, with the assistance of a third party valuation firm. As a result of finalizing our analysis, we determined that we needed to reverse $124.7 million of the previously recorded goodwill impairment estimate recorded during the year ended March 31, 2016. The adjustment was due primarily to the change in the fair value of our customer relationship intangible assets. With the assistance of the third party valuation firm, inputs such as revenue growth rates and attrition rates related to existing customers were refined to better correlate with our historical revenue growth and attrition rates of our existing customers in our Water Solutions reporting unit. This change resulted in a lower fair value allocated to customer relationships and higher value to goodwill than in our preliminary calculation. We recorded the adjustment within (gain) loss on disposal or impairment of assets, net in our consolidated statement of operations. At June 30, 2016, our Water Solutions reporting unit had a goodwill balance of $423.7 million.

For our other reporting units, we performed a qualitative assessment as of January 1, 2016 to determine whether it was more likely than not that the fair value of each reporting unit was greater than the carrying value of the reporting unit. Based on these qualitative assessments, we determined that the fair value of each of these reporting units was more likely than not greater than the carrying value of the reporting units.